101 P-2 12/10

SUPPLEMENT DATED DECEMBER 7, 2010

TO THE PROSPECTUS

DATED JANUARY 1, 2010

OF

Templeton GROWTH Fund, iNC.

The prospectus is amended as follows:

Effective March 1, 2011, the portfolio management team in the “Management” section on page 14 will be revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

NORMAN J. BOERSMA, CFA President of Global Advisors

Mr. Boersma has been a portfolio manager of the Fund since March 2011. He has primary responsibility for the investments of the Fund. Mr. Boersma has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Boersma joined Franklin Templeton Investments in 1991.

LISA F. MYERS, J.D., CFA Executive Vice President of Global Advisors

Ms. Myers has been a portfolio manager of the Fund since 2003, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

Tucker Scott, CFA Executive Vice President of Global Advisors

Mr. Scott has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  He joined Franklin Templeton Investments in 1996.

MATTHEW NAGLE, CFA Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  He joined Franklin Templeton Investments in 2003.

JAMES HARPER, CFA Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

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